Waddell & Reed Advisors
                    Tax-Managed Equity Fund

                    Semiannual
                    Report
                    -----------------
                    December 31, 2002

CONTENTS

         3     President's Letter

         5     Performance Summary

         6     Portfolio Highlights

         7     Investments

        10     Statement of Assets and Liabilities

        11     Statement of Operations

        12     Statement of Changes in Net Assets

        13     Financial Highlights

        17     Notes to Financial Statements

        24     Independent Auditors' Report

        25     Directors & Officers






This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF TAX-MANAGED EQUITY FUND
----------------------------------------------------------------
     December 31, 2002

Dear Shareholder,

Enclosed is our report on your Fund's operations for the six months ended December 31, 2002.

While the last six months brought a continuation of the geopolitical turmoil and corporate accounting scandals that have dashed investor confidence for most of the year, economic news did turn more positive during the period. The U.S. economy, in fact, has been quite resilient throughout 2002, after enduring many challenges.

The Federal Reserve reduced short-term interest rates on November 6 to
1.25 percent, the lowest level in many years. By December 31, we recognized numerous factors that may point to better economic growth prospects in the future. Consumer spending continues to be the underlying support mechanism, while inflation remains tame and personal income has increased consistently. With meager inflation, low interest rates, manageable debt burdens and rising personal income, we expect the economy to steer clear of the "double dip" recession that has been predicted by some economists.

While we do expect equity market volatility to continue, the underlying trends lead us to believe that the prospects for stocks are positive. We anticipate market support from tax relief and the possible elimination of the double taxation of dividends. While we do not expect returns similar to those experienced in the late 1990s, we believe the equity markets have the potential for positive returns in 2003.

At December 31, virtually all of the primary equity indexes had shown negative returns, although the declines were not as severe as during the first six months of the calendar year. For the last six months, the S&P 500 Index declined 10.30 percent. The other two major indexes suffered nearly as much, with the Nasdaq Composite Index declining 8.73 percent over the last six months and the Dow Jones Industrial Average declining
8.62 percent for the period.

In contrast to stocks, bonds did much better during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's increase of 6.27 percent for the period. Skepticism surrounding corporate accounting, along with geopolitical uncertainty, has brought out some risk aversion among investors, driving them toward the more conservative fixed income securities. Bond performance over the last six months also has been aided by low and declining inflation rates and an accommodative Federal Reserve.

The very nature of U.S. financial markets is one of fluctuation, of bulls and bears. While ongoing change can be disconcerting, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program over time take advantage of opportunities presented by the market's periodic downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.

Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Tax-Managed Equity Fund

GOAL
Seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Strategy
Designed for investors seeking long-term capital appreciation, but who are also seeking to minimize Federal income taxes resulting from their investment. The Fund will primarily be invested in common stocks of large to medium sized U.S. companies that the Fund's investment manager considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.

Founded
2000

Scheduled Dividend Frequency
Annually (December)

PERFORMANCE SUMMARY -- Class A Shares
Per Share Data
For the Six Months Ended December 31, 2002
------------------------------------------
Net asset value on
  12-31-02 ..............  $ 6.21
   6-30-02 ..............    6.60
                           ------
Change per share ........  $(0.39)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Portfolio Highlights

On December 31, 2002, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $35,307,019 invested in a diversified portfolio of:

 93.77%  Common Stocks
  6.23%  Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., for every $100 you had invested on December 31, 2002, your Fund owned:

 $26.39  Health Care Stocks
  25.41  Technology Stocks
  12.70  Financial Services Stocks
  10.46  Energy Stocks
   7.29  Retail Stocks
   6.23  Cash and Cash Equivalents
   6.05  Business Equipment and Services Stocks
   2.55  Consumer Nondurables Stocks
   2.34  Transportation Stocks
   0.58  Capital Goods Stocks

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     December 31, 2002

                                              Shares        Value

COMMON STOCKS
Air Transportation - 2.34%
Continental Airlines, Inc., Class B* .....    22,000    $   159,500
Southwest Airlines Co. ...................    48,000        667,200
                                                        -----------
                                                            826,700
                                                        -----------

Aircraft - 9.42%
Lockheed Martin Corporation ..............    29,100      1,680,525
Northrop Grumman Corporation .............    10,000        970,000
Raytheon Company .........................    22,000        676,500
                                                        -----------
                                                          3,327,025
                                                        -----------

Beverages - 0.99%
Coca-Cola Company (The) ..................     8,000        350,560
                                                        -----------

Business Equipment and Services - 3.17%
Accenture Ltd, Class A* ..................    45,000        809,550
BearingPoint, Inc.* ......................    45,000        310,500
                                                        -----------
                                                          1,120,050
                                                        -----------

Communications Equipment - 2.70%
Cisco Systems, Inc.* .....................    48,000        628,560
Nokia Corporation, Series A, ADR .........    21,000        325,500
                                                        -----------
                                                            954,060
                                                        -----------

Computers -- Main and Mini - 0.88%
International Business Machines
 Corporation  ............................     4,000        310,000
                                                        -----------

Computers -- Micro - 3.49%
Dell Computer Corporation* ...............    46,000      1,232,110
                                                        -----------

Computers -- Peripherals - 7.86%
EMC Corporation* .........................    70,000        429,800
Intuit Inc.* .............................     6,000        281,730
Microsoft Corporation* ...................    32,000      1,655,040
SAP Aktiengesellschaft, ADR ..............    21,000        409,500
                                                        -----------
                                                          2,776,070
                                                        -----------

Electronic Components - 1.06%
Intel Corporation ........................    24,000        373,800
                                                        -----------

Farm Machinery - 0.58%
Deere & Company ..........................     4,500        206,325
                                                        -----------

Food and Related - 0.07%
American Italian Pasta Company, Class A* .       700         25,186
                                                        -----------

Health Care -- Drugs - 15.24%
Alcon, Inc.* .............................     6,000        236,700
AmerisourceBergen Corporation ............     5,000        271,550
Amgen Inc.* ..............................    16,000        773,680
Barr Laboratories, Inc.* .................     4,000        260,360
Forest Laboratories, Inc.* ...............    13,000      1,276,860
Gilead Sciences, Inc.* ...................    14,000        474,810
Pfizer Inc. ..............................    20,000        611,400
Pharmacia Corporation ....................    15,000        627,000
Teva Pharmaceutical Industries
 Limited, ADR  ...........................    22,000        849,090
                                                        -----------
                                                          5,381,450
                                                        -----------

Health Care -- General - 3.31%
Johnson & Johnson ........................    14,000        751,940
Zimmer Holdings, Inc.* ...................    10,000        415,200
                                                        -----------
                                                          1,167,140
                                                        -----------

Hospital Supply and Management - 7.84%
Anthem, Inc.* ............................    10,000        629,000
Guidant Corporation* .....................    10,000        308,500
HCA - The Healthcare Company .............     9,000        373,500
Tenet Healthcare Corporation* ............    28,000        459,200
VistaCare, Inc., Class A* ................    40,000        642,000
WellPoint Health Networks Inc.* ..........     5,000        355,800
                                                        -----------
                                                          2,768,000
                                                        -----------

Insurance -- Property and Casualty - 4.90%
American International Group, Inc.  ......    15,000        867,750
Berkshire Hathaway Inc., Class B* ........       350        848,050
Travelers Property Casualty Corp., Class A*      302          4,424
Travelers Property Casualty Corp., Class B*      621          9,098
                                                        -----------
                                                          1,729,322
                                                        -----------

Petroleum -- Canada - 1.50%
Nabors Industries Ltd.* ..................    15,000        529,050
                                                        -----------

Petroleum -- Domestic - 7.14%
Anadarko Petroleum Corporation ...........    14,000        670,600
Apache Corporation .......................    15,000        854,850
Burlington Resources Inc. ................    12,000        511,800
Patterson-UTI Energy, Inc.* ..............    16,000        482,800
                                                        -----------
                                                          2,520,050
                                                        -----------

Petroleum -- International - 1.82%
Exxon Mobil Corporation ..................    18,400        642,896
                                                        -----------

Retail -- General Merchandise - 5.72%
Kohl's Corporation* ......................     9,000        503,550
Wal-Mart Stores, Inc. ....................    30,000      1,515,300
                                                        -----------
                                                          2,018,850
                                                        -----------

Retail -- Specialty Stores - 1.57%
Bed Bath & Beyond Inc.* ..................    16,000        553,520
                                                        -----------

Security and Commodity Brokers - 7.80%
Fannie Mae ...............................    16,000      1,029,280
Freddie Mac ..............................    18,000      1,062,900
Goldman Sachs Group, Inc. (The) ..........     4,000        272,400
Merrill Lynch & Co., Inc. ................     5,000        189,750
Morgan Stanley ...........................     5,000        199,600
                                                        -----------
                                                          2,753,930
                                                        -----------

Timesharing and Software - 2.88%
eBay Inc.* ...............................    15,000      1,016,775
                                                        -----------

Tobacco - 1.49%
Philip Morris Companies Inc. .............    13,000        526,890
                                                        -----------

TOTAL COMMON STOCKS - 93.77%                            $33,109,759
 (Cost: $34,484,704)

TOTAL SHORT-TERM SECURITIES - 6.14%                     $ 2,167,000
 (Cost: $2,167,000)

TOTAL INVESTMENT SECURITIES - 99.91%                    $35,276,759
 (Cost: $36,651,704)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.09%            30,260

NET ASSETS - 100.00%                                    $35,307,019


Notes to Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     TAX-MANAGED EQUITY FUND
     December 31, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................      $35,277
 Cash  .............................................            1
 Receivables:
   Investment securities sold ......................          105
   Fund shares sold ................................           61
   Dividends and interest ..........................           20
 Prepaid insurance premium .........................            1
                                                          -------
    Total assets  ..................................       35,465
LIABILITIES                                               -------
 Payable to Fund shareholders  .....................          131
 Accrued shareholder servicing (Note 2)  ...........            9
 Accrued service fee (Note 2)  .....................            6
 Accrued accounting services fee (Note 2)  .........            2
 Accrued management fee (Note 2)  ..................            1
 Accrued distribution fee (Note 2)  ................          ---*
 Other  ............................................            9
                                                          -------
    Total liabilities  .............................          158
                                                          -------
      Total net assets .............................      $35,307
NET ASSETS                                                =======
 $0.001 par value capital stock:
   Capital stock ...................................      $     6
   Additional paid-in capital ......................       60,722
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...         (139)
   Accumulated undistributed net realized loss
    on investment transactions  ....................      (23,907)
   Net unrealized depreciation in value of
    investments  ...................................       (1,375)
    Net assets applicable to outstanding                  -------
      units of capital .............................      $35,307
                                                          =======
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $6.21
 Class B  ..........................................        $6.08
 Class C  ..........................................        $6.07
 Class Y  ..........................................        $6.22
Capital shares outstanding:
 Class A  ..........................................        5,003
 Class B  ..........................................          497
 Class C  ..........................................          203
 Class Y  ..........................................            1
Capital shares authorized ..........................    1,000,000
*Not shown due to rounding.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     TAX-MANAGED EQUITY FUND
     For the Six Months Ended December 31, 2002
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends .......................................      $   119
   Interest and amortization .......................           40
                                                         --------
    Total income  ..................................          159
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................          121
   Shareholder servicing:
    Class A  .......................................           38
    Class B  .......................................            6
    Class C  .......................................            3
    Class Y  .......................................          ---
   Service fee:
    Class A  .......................................           39
    Class B  .......................................            4
    Class C  .......................................            2
   Distribution fee:
    Class A  .......................................            2
    Class B  .......................................           12
    Class C  .......................................            5
   Accounting services fee .........................           12
   Audit fees ......................................           11
   Custodian fees ..................................            5
   Legal fees ......................................            1
   Other ...........................................           37
                                                         --------
    Total expenses  ................................          298
                                                         --------
      Net investment loss ..........................         (139)
REALIZED AND UNREALIZED GAIN (LOSS) ON                   --------
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................       (3,171)
 Realized net loss on purchased options  ...........          (36)
                                                         --------
   Realized net loss on investments ................       (3,207)
 Unrealized appreciation in value
   of investments during the period ................          873
                                                         --------
    Net loss on investments  .......................       (2,334)
                                                         --------
      Net decrease in net assets resulting
       from operations  ............................      $(2,473)
                                                         ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     TAX-MANAGED EQUITY FUND
     (In Thousands)

                                      For the    For the
                                        six       fiscal
                                      months       year
                                       ended      ended
                                     12-31-02    6-30-02
DECREASE IN NET ASSETS               ---------  ---------
 Operations:
   Net investment loss ............   $  (139)    $  (387)
   Realized net loss on investments    (3,207)     (9,180)
   Unrealized appreciation
    (depreciation) ................       873      (1,275)
                                      -------     -------
    Net decrease in net assets
      resulting from operations ...    (2,473)    (10,842)
                                      -------     -------
 Distributions to shareholders from
   net investment income (Note 1E):(1)
   Class A ........................       ---         (38)
   Class B ........................       ---         ---
   Class C ........................       ---         ---
   Class Y ........................       ---         ---*
                                      -------     -------
                                          ---         (38)
                                      -------     -------
 Capital share transactions
   (Note 5) .......................    (3,019)     (4,237)
                                      -------     -------
      Total decrease ..............    (5,492)    (15,117)
NET ASSETS
 Beginning of period  .............    40,799      55,916
                                      -------     -------
 End of period  ...................   $35,307     $40,799
                                      =======     =======
   Undistributed net investment
    income (loss) .................   $  (139)    $   ---*
                                      =======     =======

  *Not shown due to rounding.
(1)See "Financial Highlights" on pages 13 - 16.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                     For the
                           For the For the For the    period
                               six  fiscal  fiscal      from
                            months    year  period  3-31-00(1)
                             ended   ended   ended   through
                          12-31-02 6-30-02 6-30-01  12-31-00
                           -------  ------  ------  --------
Net asset value, beginning
 of period  ........          $6.60    $8.24   $9.55  $10.00
                             -----     -----  -----    -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.02)   (0.05)  (0.03)   0.04
 Net realized and
   unrealized loss
   on investments ..          (0.37)   (1.58)  (1.28)  (0.45)
                             -----     -----  -----    -----
Total from investment
 operations  .......          (0.39)   (1.63)  (1.31)  (0.41)
                             -----     -----  -----    -----
Less distributions
 from net investment
 income  ...........          (0.00)   (0.01)  (0.00)  (0.04)
                             -----     -----  -----    -----
Net asset value,
 end of period  ....          $6.21    $6.60   $8.24  $ 9.55
                             =====     =====  =====    =====
Total return(2) ....          -5.91%  -19.83% -13.72%  -4.11%
Net assets, end of
 period (in
 millions)  ........            $31     $35      $48     $67
Ratio of expenses to
 average net assets            1.48%(3) 1.39%   1.57%(3)1.15%(3)
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.62%(3)-0.70%  -0.82%(3)1.63%(3)
Portfolio turnover
 rate  .............          67.66%  113.29%  30.09%  16.89%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                     For the
                           For the For the For the    period
                               six  fiscal  fiscal      from
                            months    year  period  3-31-00(1)
                             ended   ended   ended   through
                          12-31-02 6-30-02 6-30-01  12-31-00
                           -------  ------  ------  --------
Net asset value, beginning
 of period  ........          $6.49    $8.17   $9.52 $10.00
                             -----     -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.06)   (0.11)  (0.06)  0.01
 Net realized and
   unrealized loss
   on investments ..          (0.35)   (1.57)  (1.29) (0.49)
                             -----     -----  -----   -----
Total from investment
 operations  .......          (0.41)   (1.68)  (1.35) (0.48)
                             -----     -----  -----   -----
Less distributions
 from net investment
 income  ...........          (0.00)   (0.00)  (0.00) (0.00)
                             -----     -----  -----   -----
Net asset value,
 end of period  ....          $6.08    $6.49   $8.17 $ 9.52
                             =====     =====  =====   =====
Total return .......          -6.32%  -20.56% -14.18% -4.80%
Net assets, end of
 period (in millions)            $3       $4      $6     $9
Ratio of expenses to
 average net assets            2.43%(2) 2.26%  2.40%(2)2.08%(2)
Ratio of net investment
 income (loss) to average
 net assets  .......          -1.57%(2)-1.58% -1.63%(2)0.67%(2)
Portfolio turnover
 rate  .............          67.66%  113.29% 30.09%  16.89%

(1)Commencement of operations of the class.
(2)Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                     For the
                           For the For the For the    period
                               six  fiscal  fiscal      from
                            months    year  period  3-31-00(1)
                             ended   ended   ended   through
                          12-31-02 6-30-02 6-30-01  12-31-00
                           -------  ------  ------  --------
Net asset value, beginning
 of period  ........          $6.49    $8.17   $9.51  $10.00
                             -----     -----  -----    -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.08)   (0.12)  (0.06)   0.01
 Net realized and
   unrealized loss
   on investments ..          (0.34)   (1.56)  (1.28)  (0.50)
                             -----     -----  -----    -----
Total from investment
 operations  .......          (0.42)   (1.68)  (1.34)  (0.49)
                             -----     -----  -----    -----
Less distributions
 from net investment
 income  ...........          (0.00)   (0.00)  (0.00)  (0.00)
                             -----     -----  -----    -----
Net asset value,
 end of period  ....          $6.07    $6.49   $8.17  $ 9.51
                             =====     =====  =====    =====
Total return .......          -6.47%  -20.56% -14.09%  -4.90%
Net assets, end of
 period (in millions)            $1       $2      $3      $4
Ratio of expenses
 to average net
 assets  ...........           2.52%(2) 2.31%   2.40%(2)2.09%(2)
Ratio of net investment
 income (loss) to average
 net assets  .......          -1.66%(2)-1.63%  -1.64%(2)0.66%(2)
Portfolio turnover
 rate  .............          67.66%  113.29%  30.09%  16.89%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                     For the
                           For the For the For the    period
                               six  fiscal  fiscal      from
                            months    year  period  4-19-00(1)
                             ended   ended   ended   through
                          12-31-02 6-30-02 6-30-01  12-31-00
                           -------  ------  ------  --------
Net asset value, beginning
 of period  ........          $6.60    $8.24  $ 9.55  $10.07
                             -----     -----  -----    -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.00)   (0.13)  (0.03)   0.04
 Net realized and
   unrealized loss
   on investments ..          (0.38)   (1.49)  (1.28)  (0.51)
                             -----     -----  -----    -----
Total from investment
 operations  .......          (0.38)   (1.62)  (1.31)  (0.47)
                             -----     -----  -----    -----
Less distributions
 from net investment
 income  ...........          (0.00)   (0.02)  (0.00)  (0.05)
                             -----     -----  -----    -----
Net asset value,
 end of period  ....          $6.22    $6.60   $8.24  $ 9.55
                             =====     =====  =====    =====
Total return .......          -5.76%  -19.71% -13.72%  -4.70%
Net assets, end of
 period (in
 thousands)  .......             $5       $5     $21     $32
Ratio of expenses to
 average net assets            1.24%(2) 1.21%   1.44%(2)1.17%(2)
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.40%(2)-0.54%  -0.70%(2)1.41%(2)
Portfolio turnover
 rate  .............          67.66%  113.29%  30.09%  16.89%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the period from March 31, 2000 through December 31, 2000.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     December 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek long-term growth of capital while minimizing taxable gains and income to shareholders. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

G.   Options -- See Note 6 -- Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At December 31, 2002, additional security costs amounted to $1,258, which is included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $50,409. During the fiscal year ended December 31, 2002, W&R received $4,626 and $399 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $30,803 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $817, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $26,539,593, while proceeds from maturities and sales aggregated $22,115,219. Purchases of short-term securities aggregated $213,490,938, while proceeds from maturities and sales aggregated $220,167,000. Purchases of options aggregated $61,040, while proceeds from maturities and sales aggregated $24,639.

For Federal income tax purposes, cost of investments owned at December 31, 2002 was $36,651,704, resulting in net unrealized depreciation of $1,374,945, of which $2,411,159 related to appreciated securities and $3,786,104 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended December 31, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income .........................  $      ---
Distributed ordinary income .................         ---
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................   3,712,037

Post-October capital losses deferred ........   5,462,140

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2007 ........................................ $   395,020
2009 ........................................  11,125,260
2010 ........................................   3,712,037
                                               ----------
Total carryover ............................. $15,232,317
                                              ===========

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the
                                six       For the
                             months   fiscal year
                              ended         ended
                           12-31-02       6-30-02
                       ------------  ------------
Shares issued from sale of shares:
 Class A  ............          462         1,757
 Class B  ............           15           120
 Class C  ............           22            57
 Class Y  ............          ---*          ---*
Shares issued from reinvestment of
 dividend:
 Class A  ............          ---             5
 Class B  ............          ---           ---
 Class C  ............          ---           ---
 Class Y  ............          ---           ---*
Shares redeemed:
 Class A  ............         (822)       (2,194)
 Class B  ............          (88)         (238)
 Class C  ............          (84)         (104)
 Class Y  ............          ---            (2)
                              -----         -----
Decrease in outstanding
 capital shares  .....         (495)         (599)
                              =====         =====

Value issued from sale of shares:
 Class A  ............      $ 2,917       $12,785
 Class B  ............           92           863
 Class C  ............          137           405
 Class Y  ............            1             1
Value issued from reinvestment of
 dividend:
 Class A  ............          ---            36
 Class B  ............          ---           ---
 Class C  ............          ---           ---
 Class Y  ............          ---           ---*
Value redeemed:
 Class A  ............       (5,113)      (15,830)
 Class B  ............         (532)       (1,723)
 Class C  ............         (521)         (761)
 Class Y  ............          ---           (13)
                            -------      --------
Decrease in
 outstanding capital .      $(3,019)      $(4,237)
                            =======      ========

*Not shown due to rounding.

NOTE 6 -- Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 2002, and the financial highlights for the six-month period ended December 31, 2002, the fiscal year ended June 30, 2002, the fiscal period from January 1, 2001 through June 30, 2001, and the fiscal period from March 31, 2000 (inception) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of December 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 2002, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 7, 2003

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Barry M. Ogden, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1019SA(12-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.